General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                November 30, 2001
                                 Unaudited (1)
                                    ($000's)

                                                            November 30, 2001
                                                            ==================
       ASSETS:
       Current Assets:
             Cash and cash equivalents                         $2,707
             Accounts receivable                                1,051
             Receivable from sale of divisions
                 Due from sale of divisions                         0
                 Notes receivable                               1,000
             Inventories                                        5,316
             Deferred income taxes                                307
             Other current assets                                 246
             Net assets of discontinued operations              3,059
                                                            ------------------
                                                               13,686

        Property, plant and equipment, net                        994
        Land and buildings hesd for sale                       10,329
        Capitalized software development costs, net                 0
        Other assets                                                0
        Net assets of discontinued operations                     834
                                                            -----------------
                                 Total Assets                 $25,843
                                                            =================
       LIABILITIES AND STOCKHOLDERS' EQUITY:
       Current liabilities:
             Revolving credit loan                                $0
             Notes payable                                    30,829
             Mortgages payable on buildings held for sale      9,126
             Accounts payable, trade                          18,261
             Accrued payroll and payroll-related costs         2,862
             Deferred income                                       0
             Accrued expenses and other current liab.         21,163
                                                           -------------------
                                                              82,241

       7 3/4% Convertible debentures                           3,000
       Other long-term debt                                        0
       Deferred income taxes                                     447
       Other liabilities                                         757
                                                           ------------------
                                 Total Liabilities            86,445

       Redeemable 5% Preferred Stock                           3,043

       Stockholders' equity:
             Preferred stock                                     788
             Common stock                                      3,328
             Paid-in-capital                                 191,313
             Accumulated deficit                            (257,633)
             Foreign currency translation adjustment               0
              Less: Treasury stock                            (1,439)
                                                          --------------------
                                                             (63,645)
                                                          --------------------
       Total Liabilities and Stockholders' Equity            $25,843
                                                          ====================

       (1) Preliminary. Subject to change after a detailed review of recorded liabilities and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001.

                        General DataComm Industries, Inc.
                            Statements Of Operations
                        One Month Ended November 30, 2001
                                  Unaudited (1)
                                    ($ 000's)

     Sales                                              $823
     Cost of sales                                       719
                                                      ------
     Gross Margin                                        104
     Operating Expenses:
         SG & A                                          586
         R & D                                           287
                                                      ------
                                                         873
     Restructuring of operations
         and other charges                                 0
                                                      ------
     Operating income (loss)                            (769)

     Other Income/(Expense):
         Interest expense, net                          (396)
         Gain (loss) on sale of divisions                  0
         Other, net                                      (77)
                                                      -------
                                                        (473)
     Loss from continuing operations,
        before income taxes                           (1,242)
     Income tax provision                                 88
                                                      -------
     Net loss from continuing operations              (1,330)

     Discontinued Operations:
         Income (loss) from discontinued
            operations, net of income taxes             (129)

         Gain on sale of discontinued operations,
            net of income taxes                            0

                                                      -------
     Net income (loss)                                ($1,459)
                                                      ========

 (1) Preliminary. Subject to change after a detailed review of recorded liabilities and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001.

                        General DataComm Industries, Inc.
                      Consolidated Statement Of Cash Flows
                        One Month Ended November 30, 2001
                                (Unaudited) (1)
                                    ($000's)

                                                   Increase (Decrease) in Cash
                                                      and Cash Equivalents
         --------------------------------------------------------------------
         Cash flows from operating activities:
           Net loss                                               ($1,459)
           Adjustments to reconcile net loss to net cash
             from operating activities:
                   Depreciation and amortization                      155
                   Changes in:
                       Accounts receivable                          3,997
                       Inventories                                    (25)
                       Accounts payable and accrued expenses         (219)
                       Other net current assets                        29
                       Other net long-term assets                      35
         --------------------------------------------------------------------
         Net cash from operating activities                         2,533
         --------------------------------------------------------------------

         Cash flows from investing activities:
               Acquisition of property, plant and equipment, net        0
               Proceeds of note due from sale of division               0
         ---------------------------------------------------------------------
         Net cash used in investing activities                          0
         ---------------------------------------------------------------------

         Cash flows from financing activities:
               Revolver borrowings (repayments), net                 (101)
               Proceeds from notes and mortgages                        0
               Principal payments on notes and mortgages                0
               Proceeds from issuing common stock                       0
               Payment of preferred stock dividends                     0
        -----------------------------------------------------------------------
         Net cash provided by financing activities                   (101)
         ----------------------------------------------------------------------
         Net increase/(decrease) in cash and cash equivalents       2,432
         Cash and cash equivalents at beginning of period             275
         ----------------------------------------------------------------------
         Cash and cash equivalents at end of period                $2,707
         ======================================================================

 (1) Preliminary. Subject to change after a detailed review of recorded liabilities and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001.